                                                                    EXHIBIT 4.14

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of December 29, 2005, by and among Syntax-Brillian Corporation, a Delaware corporation (the "Company"), and the persons and entities listed on Exhibit A hereto (each, a "Purchaser" and, collectively, the "Purchasers").

         WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of December 28, 2005 (the "Purchase Agreement"), the Company has agreed to issue and sell to the Purchasers the Company's 6% Redeemable Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), and Warrants to purchase shares of its Common Stock; and

         WHEREAS, to induce the Purchasers to execute and deliver the Purchase Agreement and to purchase the Preferred Stock and the Warrants, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, with respect to the Conversion Shares, the Warrant Shares, the PIK Dividend Shares and the Redemption Shares.

         NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged by the parties, the Company and the Purchasers hereby agree as follows:

      1. Definitions.

         Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Blackout Period" shall have the meaning set forth in Section 3(1).

         "Board" shall have the meaning set forth in Section 3(1).

         "Business Day" means any day except Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in the State of Arizona generally are authorized or required by law or other government actions to close.

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         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's Common Stock, $0.001 par value.

         "Conversion Shares" shall have the meaning set forth in the definition of "Registrable Securities."

         "Effectiveness Date" means with respect to the Registration Statement the earlier of (i) the 90th day following the Closing Date (or the 120th day following the Closing Date in the event that the Registration Statement is reviewed by the Commission), before which the Company will cause the Registration Statement to become effective, and (ii) the 5th Business Day after the date on which the Commission informs the Company (a) that the Commission will not review the Registration Statement, or (b) that the Company may request the acceleration of the effectiveness of the Registration Statement.

         "Effectiveness Period" shall have the meaning set forth in Section 2.

         "Event" shall have the meaning set forth in Section 8(d).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means, collectively, each holder from time to time of Registrable Securities including, without limitation, each Purchaser and its assignees. To the extent this Agreement refers to an election, consent, waiver, request or approval of or by the Holder, such reference shall mean an election, consent, waiver, request or approval by the holders of a majority in interest of the then-outstanding Registrable Securities (on an as exercised basis).

         "Indemnified Party" shall have the meaning set forth in Section 6(c).

         "Indemnifying Party" shall have the meaning set forth in Section 6(c).

         "Liquidated Damages" shall have the meaning set forth in Section 8(d).

         "Losses" shall have the meaning set forth in Section 6(a).

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "PIK Dividend Shares" shall have the meaning set forth in the definition of "Registrable Securities."

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities

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covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "Redemption Shares" shall have the meaning set forth in the definition of "Registrable Securities."

         "Registrable Securities" means (a) all shares of Common Stock issuable upon conversion of the Preferred Stock (collectively, the "Conversion Shares");
(b) all shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Warrant Shares"); (c) all shares of Common Stock issuable in payment of dividends on the Preferred Stock (collectively, the "PIK Dividend Shares"); (d) all shares of Common Stock issuable upon redemption of the Preferred Stock (collectively, the "Redemption Shares"); and (e) any securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing and any other securities issued in exchange of or replacement of the foregoing; until, in each such case (i) a Registration Statement covering the Conversion Shares, the Warrant Shares, the PIK Dividend Shares and the Redemption Shares has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or
(ii) such Conversion Shares, Warrant Shares, PIK Dividend Shares, or Redemption Shares are sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such shares shall not be Registrable Securities.

         "Registration Statement" means the registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement, for the resale of the Registrable Securities required to be filed by the Company with the Commission pursuant to this Agreement.

         "Required Filing Date" means the forty-fifth (45th) day immediately following the Closing Date.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Special Counsel" means any one firm of special counsel to Holder, for which Holder will be reimbursed by the Company pursuant to the Purchase Agreement.

         "Warrant Shares" shall have the meaning set forth in the definition of "Registrable Securities."

      2. Registration. On or prior to the Required Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) and shall contain (except if otherwise directed by the Purchasers) the "Plan of Distribution" substantially in the form attached hereto as Exhibit B. The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement (except for securities which are subject to written registration rights agreements entered into by the Company prior to December 15, 2005), (ii) cause the Registration Statement to be declared effective under the Securities Act (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be "reviewed," or not be subject to further review) as soon as possible after the filing thereof, but in any event prior to the Effectiveness Date, and (iii) keep such Registration Statement continuously effective under the Securities Act for a period of two years from the Closing Date (the "Effectiveness Period").

      3. Registration Procedures; Company's Obligations.

         In connection with the registration of the Registrable Securities, the Company shall:

         (a) Prepare and file with the Commission on or prior to the Required Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form in accordance with the Securities Act and the Rules promulgated thereunder), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the timely review of and comment by such Special Counsel, and (ii) at the request of the Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act;
(iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide to the Holder upon request of the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify the Holder of Registrable Securities to be sold and any Special Counsel promptly (and, in the case of (i)(A) below, not less than three
(3) Business Days prior to such filing and, in the case of (i)(C) below, no later than the first Business Day following the date on which the Registration Statement becomes effective) and (if requested by any such Person) confirm such notice in writing no later than three (3) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company shall promptly furnish to the Special Counsel upon its request, without charge, (i) any correspondence from the Commission or the Commission's staff to the Company or its representatives relating to any Registration Statement, and (ii) promptly after the same is prepared and filed with the Commission, a copy of any written response to the correspondence received from the Commission.

         (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment.

         (e) Furnish to the Holder and any Special Counsel upon request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

         (f) Promptly deliver to the Holder and any Special Counsel upon request, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto. Should the Holder offer or sell the Registrable Securities, such Holder agrees to comply with all applicable securities laws.

         (g) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holder and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

         (h) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

         (i) Upon the occurrence of any event contemplated by Section 3(c)(v), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (j) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on any securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the same securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

         (k) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

         (l) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of a Registration Statement and suspend the sale of Registrable Securities under a Registration Statement one (1) time every three (3) months or three (3) times in any twelve month period, provided that the Company may not suspend its obligation for more than thirty (30) days in the aggregate in any twelve month period if suspension is for any of the reasons listed above or sixty (60) days in the aggregate in any twelve month period for any other reason (each, a "Blackout Period"); provided, however, that no such suspension shall be permitted for more than twenty (20) consecutive days, arising out of the same set of facts, circumstances or transactions.

         (m) Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit C.

      4. Registration Procedures; Holder's Obligations

         In connection with the registration of the Registrable Securities, the Holder shall:

         (a) Furnish to the Company a completed Questionnaire in the form attached as Exhibit D not less than five Business Days prior to the Required Filing Date or by the end of the three Business Days following the date on which the Holder receives draft materials in accordance with Section 3(a).

         (b) If the Registration Statement refers to the Holder by name or otherwise as the holder of any securities of the Company, have the right to require (if such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to the Holder in any amendment or supplement to the Registration Statement that will be filed or prepared subsequent to the time that such reference ceases to be required.

         (c) (i) not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(f) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c), (ii) comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement, and (iii) furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of the Holder if it fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

         (d) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(m), forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by
Section 3(i), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

         Each Holder hereby (i) acknowledges to the Company that the Commission currently takes the position that coverage of short sales of shares of Common Stock "against the box" made prior to the Effectiveness Date with any security covered by any Prospectus is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated June 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance, (ii) agrees (on behalf of itself or any Person over which it has direct control) not to use any of the securities covered by any Prospectus to cover any short sales, hedging or similar transactions with the same economic effect as a short sale, made prior to the Effectiveness Date, and (iii) agrees to comply with Regulation M under the federal securities laws.

      5. Registration Expenses

         All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, the following: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each securities exchange or other market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission or with the NASD pursuant to NASD Conduct Rule 2710, if required, and (C) in compliance with state securities or Blue Sky laws); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement);
(iii) messenger, telephone and delivery expenses of the Company; (iv) fees and disbursements of counsel for the Company; and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this

Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

      6. Indemnification

         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees, each Person who controls any such Purchaser or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein, which information was reviewed and expressly approved by the Holder or Special Counsel expressly for use in the Registration Statement, such Prospectus or form of Prospectus or in any amendment or supplement thereto, or (ii) as a result of the failure of the Holder to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

         (b) Indemnification by Purchaser. Each Purchaser and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (i) the failure of the Holder to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with a purchase or sale, (ii) the Holder's use of a representation or prospectus other than the Prospectus, as amended or supplemented, in connection with a purchase or sale, or (iii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (A) such untrue statement or omission is contained in or omitted from any information so furnished in writing by the Holder or the Special Counsel to the Company specifically for inclusion in the Registration Statement or such Prospectus, and
(B) such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of Prospectus or, to the extent that such information relates to the Holder or the Holder's proposed method of distribution of Registrable Securities, was reviewed and expressly approved in writing by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity pursuant to Section 6(a) or 6(b) hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld, conditioned or delayed, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law).

         (d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under
Section 6(a) or 6(b) was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 6(d) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      7. Rule 144.

         As long as the Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Conversion Shares, Warrant Shares, PIK Dividend Shares and Redemption Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

      8. Miscellaneous.

         (a) Remedies. The remedies provided in this Agreement and the Purchase Agreement are cumulative and not exclusive of any remedies provided by law. In the event of a breach by the Company or by the Holder of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. Neither the Company nor any of its Affiliates has as of the date hereof entered into, nor shall the Company or any of its Affiliates, on or after the date of this Agreement, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holder, after the date hereof the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act if the rights so granted are inconsistent with the rights granted to the Holder set forth herein, or otherwise prevent the Company with complying with all of its obligations hereunder.

         (c) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in the Registration Statement (except for securities held by other security holders which are subject to written registration rights agreements entered into by the Company prior to December 15, 2005, which securities may be included in the Registration Statement).

         (d) Failure to File Registration Statement and Other Events. The Company and the Holder agree that the Holder will suffer damages if the Registration Statement is not filed on or prior to the Required Filing Date or is not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holder further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the Required Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter (otherwise than as permitted by item (iv) below) ceases to be effective or available as to all Registrable Securities for 30 days during the Effectiveness Period, without being succeeded within a reasonable period by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) the Company suspends the use of the Prospectus forming a part of such Registration Statement for more than thirty (30) days in any period of 365 consecutive days if the Company suspends in reliance on its ability to do so due to the existence of a development that, in the good faith discretion of the Board, makes it appropriate to so suspend or which renders the Company unable to comply with the Commission requirements, or the Company suspends the use of the Prospectus forming a part of such Registration Statement for more than sixty (60) days in any period of 365 consecutive days for any other reason, or (v) during the Effectiveness Period, trading in the Common Stock shall be suspended for any reason for more than three (3) consecutive Business Days, or (vi) the Company has breached Section 3(m) of this Agreement (any such failure or breach being referred to as an "Event"), the Company shall pay as liquidated damages for such failure or breach and not as a penalty (the "Liquidated Damages") to the Holder (or to its assignees, as the case may be) an amount equal to two percent (2%) of the purchase price of the Preferred Stock and the Warrants paid by the initial Holder pursuant to the Purchase Agreement for each thirty (30) day period, pro rated for any period less than thirty (30) days, following the Event until the applicable Event has been cured. Payments to be made pursuant to this Section 8(d) shall be due and payable in cash in arrears at the end of each thirty (30) day period. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holder if the Registration Statement is not filed on or prior to the Required Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

         (e) Consent to Jurisdiction. The Company and each Purchaser (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court for the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement, (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, and (iii) hereby waive any and all rights they may have to a trial by jury with respect to any suit, action or proceeding based on, or arising out of, under, or in connection with, this Agreement. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(e) shall affect or limit any right to serve process in any other manner permitted by law.

         (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchasers.

         (g) Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (i) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (ii) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

            (x) if to the Company:

                Syntax-Brillian Corporation
                1600 North Desert Drive
                Tempe, Arizona 85281-1230

                Attention:  Vincent F. Sollitto, Jr., Chief Executive Officer
                Telecopier:  (602) 389-8801

             with a copy to:

                Greenberg Traurig, LLP

                2375 East Camelback Road

                Phoenix, Arizona 85016

                Attention:  Robert S. Kant, Esq.
                Telecopier: (602) 445-8100

            (y) if to any Purchaser:

                At the address of such Purchaser set forth on Exhibit A to this Agreement.

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

         (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns. The Company may not assign this Agreement or any of its respective rights or obligations hereunder without the prior written consent of the Purchasers Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

         (i) Assignment of Registration Rights. The rights of the Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any transferee of the Holder of all or a portion of the shares of Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and shall be for no less than 10% of the Registrable Securities. In addition, the Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The rights to assignment shall apply to the Holder (and to subsequent) successors and assigns. In the event of an assignment pursuant to this Section 8(i), the Purchaser shall pay all incremental costs and expenses incurred by the Company in connection with filing a Registration Statement (or an amendment to the Registration Statement) to register the shares of Registrable Securities assigned to any assignee or transferee of the Purchaser.

         (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

         (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (m) Termination. Except as otherwise specifically set forth herein, this Agreement shall terminate on the earlier to occur of (i) the date on which all Registrable Securities have been sold pursuant to the Registration Statement, or (ii) the date on which all remaining Registrable Securities may be sold without restriction pursuant to Rule 144(k) of the Securities Act.

         (n) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (o) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      [Remainder of page intentionally left blank. Signature pages to follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                            SYNTAX-BRILLIAN CORPORATION

                                            By:      /s/ Wayne A. Pratt
                                               ---------------------------------
                                                     Wayne A. Pratt,
                                                     Chief Financial Officer

               [SIGNATURES OF PURCHASERS TO FOLLOW ON NEXT PAGES.]

                                   PURCHASERS:

                  GRYPHON MASTER FUND, L.P.

                  By:  Gryphon Partners, L.P., its General Partner

                    By:  Gryphon Management Partners, L.P., its General Partner

                       By:  Gryphon Advisors, L.L.C., its General Partner

                                        By:      /s/ E.B. Lyon, IV
                                            ------------------------------------
                                                 E.B. Lyon, IV, Authorized Agent

                  GSSF MASTER FUND, LP

                  By:  Gryphon Special Situations Fund, LP, its General Partner

                    By:  GSSF Management Partners, LP, its General Partner

                       By:  GSSF, LLC, its General Partner

                                        By:      /s/ E.B. Lyon, IV
                                            ------------------------------------
                                                E.B. Lyon, IV, Authorized Agent

                  [ADDITIONAL PURCHASER SIGNATURE PAGES FOLLOW]

                           Name of Purchaser: Enable Growth Partners

                                            By: /s/ Mitch Levine
                                               --------------------------------
                                                     Name: Mitch Levine
                                                           --------------------
                                                     Title: Managing Partner
                                                           --------------------

                           Name of Purchaser: Enable Opportunity Partners

                                            By: /s/ Mitch Levine
                                               ---------------------------------
                                                     Name: Mitch Levine
                                                          ----------------------
                                                     Title: Managing Partner
                                                           ---------------------

                           Name of Purchaser: Hudson Bay Fund, L.P.

                                            By: /s/ Yoav Roth
                                               ---------------------------------

                                                     Name:  Yoav Roth
                                                          ----------------------
                                                     Title: Portfolio Manager
                                                           ---------------------

                      Name of Purchaser: DKR SoundShore Oasis Holding Fund Ltd.

                                            By: /s/ Fred Leif
                                               ---------------------------------

                                                     Name: Fred Leif
                                                          ----------------------

                                                     Title: Director
                                                           ---------------------

                         Name of Purchaser: Castle Creek Technology Partners LLC

                                            By: /s/ Stephen D. Friend
                                               ---------------------------------

                                                     Name: Stephen D. Friend
                                                          ----------------------

                                                     Title: Managing Director
                                                           ---------------------

                           Name of Purchaser: Bushido Capital Master Fund, LP

                                          By: Bushido Capital Partners, Ltd.,
                                              its General Partner


                                           By: /s/ Christopher Rossman
                                               ----------------------------

                                                     Name: Christopher Rossman
                                                           -------------------

                                                     Title: Managing Director
                                                           -------------------

                           Name of Purchaser: Nite Capital LP

                                By:      /s/ Keith A. Goodman
                                     -------------------------------------------

                                         Name:    Keith A. Goodman

                                         Title:   Manager of the General Partner

                           Name of Purchaser: Iroquois Master Fund Ltd.

                                            By: /s/ Joshua Silverman
                                                --------------------------------

                                                     Name: Joshua Silverman
                                                           ---------------------

                                                     Title: Authorized Signatory
                                                            --------------------

                           Name of Purchaser: Longview Special Finance Inc.

                                            By: /s/ Francois Morax
                                                --------------------------------

                                                     Name: Francois Morax
                                                           ---------------------

                                                     Title: Director
                                                            --------------------

                           Name of Purchaser: Lagunitas Partners LP

                                            By: /s/ Jon D. Gruber
                                               ---------------------------------
                                                     Name: Gruber & McBaine
                                                           Capital Management
                                                          ----------------------
                                                     Title: General Partner
                                                           ---------------------

                           Name of Purchaser: Jon D. and Linda W. Gruber Trust

                                            By: /s/ Jon D. Gruber
                                               ---------------------------------
                                                     Name: Jon D. Gruber
                                                          ----------------------
                                                     Title: Trustee
                                                           ---------------------

                           Name of Purchaser: Gruber & McBaine International

                                            By: /s/ Jon D. Gruber
                                                --------------------------------

                                                     Name: Gruber & McBaine
                                                           Capital Management
                                                          ----------------------

                                                     Title: Investment Adviser
                                                           ---------------------

                           Name of Purchaser: WesTech Electronics Limited

                                            By: /s/ Tan Chin Hock
                                                --------------------------------

                                                     Name: Tan Chin Hock
                                                          ----------------------

                                                     Title: CFO
                                                           ---------------------

                                    EXHIBIT A
                                   PURCHASERS

Gryphon Master Fund, L.P.
100 Crescent Court
Suite 490
Dallas, Texas  75201
Fax No.: (214) 871-6711
Attn:  Ryan R. Wolters

With a copy to:

Warren W. Garden, P.C.
100 Crescent Court, Suite 490
Dallas, Texas  75201
Fax No.: (214) 871-6711
Attn:  Warren W. Garden, Esq.

GSSF Master Fund, LP
100 Crescent Court
Suite 475
Dallas, Texas  75201
Fax No.: (214) 871-6711
Attn:  Timothy M. Stobaugh

With a copy to:

Warren W. Garden, P.C.
100 Crescent Court, Suite 490
Dallas, Texas  75201
Fax No.: (214) 871-6711
Attn:  Warren W. Garden, Esq.

Enable Growth Partners
One Ferry Building, Suite 255
San Francisco, CA  94111
Fax: 415-677-1580
Attn: Mitch Levine

Enable Opportunity Partners
One Ferry Building, Suite 255
San Francisco, CA  94111
Fax: 415-677-1580
Attn: Mitch Levine

Hudson Bay Fund, L.P.
120 Broadway, 40th Floor
New York, NY 10271
Fax no. 212-571-1279
Attn: Yoav Roth, May Lee

DKR SoundShore Oasis Holding Fund Ltd.
c/o DKR Capital Partners L.P.
1281 East Main Street
Stamford, CT 06902
Attn: Rajni A. Narasi
Fax. 203-324-8489

Castle Creek Technology Partners LLC
111 West Jackson Blvd.
20th Floor
Chicago, IL 60604
Fax: (312) 692-7551
Attn: Stephen Friend

Bushido Capital Master Fund, LP
c/o Bushido Capital Partners
275 Seventh Avenue, Suite 2000
New York, NY 10001
Fax No.: (646) 486-6885
Attn.: Christopher Rossman

Nite Capital LP
c/o Nite Capital, LLC
100 E. Cook Ave., Suite 201
Libertyville, IL 60048
Fax 247-968-4648
Attn: Keith Goodman

Iroquois Master Fund Ltd.
641 Lexington Ave., 26th Floor
New York, NY 10022
Attn: Joshua Silverman
Fax: (212) 207-7452

Longview Special Finance Inc.
Trident Chambers
PO Box 146
Road Toad, Tortola
British Virgin Islands
Fax: 284-494-3754

Lagunitas Partners LP
c/o Gruber & McBaine Capital Management
50 Osgood Place-PH
San Francisco, CA 94133
Attn: Christine Arroyo
Fax: (415) 956-7858

Jon D. and Linda W. Gruber Trust
c/o Gruber & McBaine Capital Management
50 Osgood Place-PH
San Francisco, CA 94133
Attn: Christine Arroyo
Fax: (415) 956-7858

Gruber & McBaine International
c/o Gruber & McBaine Capital Management
50 Osgood Place-PH
San Francisco, CA 94133
Attn: Christine Arroyo
Fax: (415) 956-7858

WesTech Electronics Limited
No. 34 Kaki Bukit Crescent
Kaki Bukit Teckpark 1
Singapore 416263

                                    EXHIBIT B

                              PLAN OF DISTRIBUTION

      We are registering the shares of Common Stock on behalf of the Selling Stockholders. The Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

      - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      - an exchange distribution in accordance with the rules of the applicable exchange;

      -     privately negotiated transactions;

      - settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

      - broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

      -     a combination of any such methods of sale;

      - through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

      -     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

      In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

      The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

      We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

      Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                                    EXHIBIT C

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]
___________________
___________________
___________________
Attn:  ____________

                Re:  Syntax-Brillian Corporation

Ladies and Gentlemen:

      We are counsel to Syntax-Brillian Corporation, a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of December __, 2005, by and among the Company and the purchasers (the "PURCHASERS" and the "HOLDERS") named therein pursuant to which the Company issued to the Purchasers its 6% Redeemable Convertible Preferred Stock and other securities. Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), dated as of December __, 2005, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ___________, 2005, the Company filed a Registration Statement on Form S-3 (File No. 333-________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names the Holders as selling stockholders thereunder.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and, accordingly, the Registrable Securities are available for resale under the 1933 Act in the manner specified in, and pursuant to the terms of, the Registration Statement.

                                                     Very truly yours,

                                                     By:

cc:      [PURCHASERS]

                                    EXHIBIT D

                                 FORM OF SELLING
                          SECURITYHOLDER QUESTIONNAIRE

                           SYNTAX-BRILLIAN CORPORATION

                      Selling Securityholder Questionnaire

      The undersigned holder of 6% Redeemable Convertible Preferred Stock and warrants to purchase shares of common stock, par value $0.001 per share (the "Common Stock"), of Syntax-Brillian Corporation, a Delaware corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of December __, 2005 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

      The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

      The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.    Name.

      (a)   Full Legal Name of Selling Securityholder:

      (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

      (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.    Address for Notices to Selling Securityholder:

             Telephone:
             Fax:
             Contact Person:

3.    Beneficial Ownership of Registrable Securities:

      (a) Type and Principal Amount of Registrable Securities beneficially owned:

4.    Broker-Dealer Status:

      (a)   Are you a broker-dealer?

            [ ]  Yes    [ ]  No

      (b) If "yes" to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

            [ ]  Yes    [ ]  No

            Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

      (c)   Are you an affiliate of a broker-dealer?

            [ ]  Yes    [ ]  No

      (d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

            [ ]  Yes    [ ]  No

            Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

      Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

      (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.    Relationships with the Company:

      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:

      The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

      IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                      Beneficial Owner:

                                            By:
                                            Name:
                                            Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                           Greenberg Traurig, LLP
                           2375 E. Camelback Road, Suite 700
                           Phoenix, Arizona  85016
                           Attn:  Robert S. Kant
                           Facsimile:  (602) 445-8100